GATEWAY FUND

(the “Fund”)

Supplement dated March 3, 2022 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2021, as may be revised or supplemented from time to time.

Effective June 30, 2022, Paul Stewart is retiring and will step down as CEO of Gateway Investment Advisers, LLC (“Gateway”) and as portfolio manager of the Fund. As part of Gateway’s long-term succession process, Michael T. Buckius, CIO and President of Gateway, will assume the role of CEO in addition to his other duties at the firm.

Accordingly, effective June 30, 2022, all references to Mr. Stewart as a Portfolio Manager of the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby deleted.

Michael T. Buckius, Kenneth H. Toft, Daniel M. Ashcraft and Mitchell J. Trotta will remain as Portfolio Managers of the Fund.